UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): March 16, 2005

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                      0-16132              22-2711928
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 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                   Identification No.)


        86 Morris Avenue, Summit, New Jersey                       07901
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      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (908) 673-9000


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

On March 16, 2005, as a result of technical inadvertence by a financial printer, a draft document captioned "Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2004" on Form 10-K was filed with the Securities and Exchange Commission, on behalf of Celgene Corporation (the "Company"). The Company intends to request withdrawal of such filing as soon as possible. Nothing in such filing should be relied upon in any respect. The Company intends to file a fully reviewed Annual Report on Form 10-K for the fiscal year ended December 31, 2004 in the next several days.





                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CELGENE CORPORATION



Date:  March 16, 2005                        By:   /s/ Robert J. Hugin
                                             ---------------------------------
                                             Name:  Robert J. Hugin
                                             Title: Senior Vice President and
                                                    Chief Financial Officer